UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 27, 2007


                          Analog Devices, Inc.
-------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


    Massachusetts                1-7819                 04-2348234
-----------------------   ----------------------   ----------------------
   (State or other             (Commission             (IRS Employer
     jurisdiction             File Number)          Identification No.)
   of incorporation


  One Technology Way, Norwood, MA                   02062
------------------------------------  -----------------------------------
  (Address of principal executive                 (Zip Code)
             offices)

Registrant's telephone number, including area code: (781) 329-4700



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     (Former name or former address, if changed since last report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

        On November 27, 2007, Analog Devices, Inc. (the "Registrant") announced its financial results for its fiscal fourth quarter and fiscal year ended November 3, 2007. The full text of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

        The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.      Financial Statements and Exhibits

(d)   Exhibits


Exhibit No.   Description
----------    ----------
99.1          Press release dated November 27, 2007


                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 27, 2007               ANALOG DEVICES, INC.

                                  By: /s/ Joseph E. McDonough

                                      ------------------------------------------
                                      Joseph E. McDonough
                                      Vice President, Finance
                                      and Chief Financial
                                      Officer






                                       EXHIBIT INDEX

Exhibit No.     Description
----------      ----------

99.1            Press release dated November 27, 2007